V4 *P2
                      Supplement Dated January 15, 1999 to
                          Prospectus Dated May 1, 1998
                                       of
                           FRANKLIN(R) VALUEMARK(R) IV
                 Allianz Life Insurance Company of North America
                         Allianz Life Variable Account B

I.The  following  replaces  the first  paragraph  under  Section  4  "Investment
  Options" on page 2 of the Profile: You may invest in the Allianz Life fixed option or the following Class 1 portfolios of Franklin Valuemark Funds:

II. The following chart replaces the information under Section 5 "Expenses" on page 4 of the Profile for the Portfolios shown below:

                       Total       Total                        EXAMPLES
                       Annual      Annual       Total            Expenses
                      Insurance   Portfolio    Annual         at the end of:
  Portfolio            Charges    Expenses    Expenses       1 Year  10 Years
--------------------------------------------------------------------------------
  Zero Coupon 2000 ...  1.59%       .63%        2.22%          $83     $255
  Zero Coupon 2005 ...  1.59%       .65%        2.24%          $83     $257
  Zero Coupon 2010 .... 1.59%       .65%        2.24%          $83     $257

III. The following replaces the information under Section 9 "Death Benefit" on pages 6 and 7 of the Profile:

  9. DEATH BENEFIT

  If you die during the accumulation phase, the person you have selected as your beneficiary will receive a death benefit. This death benefit will be the greater of: 1) the current value of your Contract, less any taxes, on the day all claim proofs and payment election forms are received by Allianz Life at the Valuemark Service Center; or 2) (if applicable) the guaranteed minimum death benefit, less any taxes, as of the day you die. During the first year, the guaranteed minimum death benefit is equal to the payments you have made, less any money you have taken out and any charges paid on the money you have taken out. After the first year and before your 81st birthday (76th birthday for deaths occurring before November 1, 1998), the guaranteed minimum death benefit as of the date of death is the greater of:

  A) payments you have made, less any money you have taken out and charges paid on the money you have taken out, increased by 5% per year on each Contract anniversary; or

  B) the highest of the Contract values for each six year Contract anniversary determined by the Contract value on such six year anniversary plus any payments made, less any money taken out since that Contract anniversary, and charges paid on the money you have taken out. Different rules will apply after your 81st birthday (76th birthday for deaths occurring before November 1, 1998).

IV. YEAR 2000 Allianz Life has initiated programs to ensure that all of the computer systems utilized to provide services and administer policies will function properly in the year 2000. An assessment of the total expected costs specifically related to the year 2000 conversion has been completed; the total amounts to be expensed over the next two years are not expected to have a significant effect on Allianz Life's financial position or results of operations. Allianz Life believes it has taken steps that are reasonably designed to address the potential failure of computer systems used by its service providers and to ensure its year 2000 program is completed on a timely basis.

V. The following replaces the information under Section 9 "Death Benefit - Upon Your Death" under sub-paragraph I on page 18 of the Prospectus :

  I. CONTRACTS THAT RECEIVE AN ENHANCED DEATH BENEFIT ENDORSEMENT

  Contracts that are owned individually, or jointly with another person, or as agent for an individual person, will receive an enhanced death benefit endorsement. For these Contracts the death benefit will be the greater of (1) or (2) below:

   (1) The current value of your Contract, ess any taxes owed. This amount is determined as of the day that all claim proofs and payment election forms are received at the Valuemark Service Center; or

   (2) The guaranteed minimum death benefit (as explained below and in the enhanced death benefit endorsement to your Contract), as of the day you die.

    A. During the first year of all such Contracts and if you are age 81 or older (76 or older for deaths occurring before November 1, 1998) at the time you purchase the contract, the following guaranteed minimum death benefit will apply:

     o payments you have made,
     o less any money you have taken out,
     o less any applicable charges paid on money you have taken out, o less any premium taxes owed.

    B. After the first Contract year, for Contracts issued before your 81st birthday (76th birthday for deaths occurring before November 1, 1998), and until you reach age 81 (age 76 for deaths occurring before November 1, 1998), the greater of (a) or (b) below will be your guaranteed minimum death benefit:

     a) 5% Increase
      o payments you have made,
      o less any money you have taken out,
      o less any applicable charges paid on money you have taken out, o plus 5% on each Contract anniversary, o less any premium taxes owed.

     b) Highest 6th Year Contract Value
      o highest Contract value on any six year Contract anniversary,
      o plus any payments you have made since that Contract  anniversary,
      o less any money you have taken out since that anniversary,
      o less any applicable charges paid on money taken out since that anniversary,
      o less any premium taxes owed.

    C. After your 81st birthday (76th birthday for deaths occurring before November 1, 1998), the following guaranteed minimum death benefit will apply:

     o your guaranteed minimum death benefit on the Contract anniversary prior to your 81st birthday (76th birthday for deaths occurring before November 1, 1998),
     o plus any payments you have made since then,
     o less any money you have taken out since then,
     o less any  applicable  charges  paid on money taken out since then,
     o less any premium taxes owed.

VI. The following replaces the second paragraph under "Section 10. Other Information - Distribution" contained in the

Prospectus:
  Commissions will be paid to broker-dealers who sell the Contracts. Broker-dealers will be paid commissions up to 7.5% of Purchase Payments. Sometimes, Allianz Life enters into an agreement with the broker-dealer to pay the broker-dealer commissions as a combination of a certain amount of the commission at the time of sale and a trail commission (which when totaled could exceed 7.5% of Purchase Payments). In addition, Allianz Life and Advisers and/or its affiliates may pay certain sellers for other services not directly related to the sale of the Contracts (such as special marketing support allowances). Commissions may be recovered from a broker-dealer if a surrender occurs within 12 months of a Purchase Payment.

VII. The following changes are made to the fee table under "Franklin Valuemark Funds' Annual Expenses" of the Prospectus:

  a) The following chart restates information about certain Portfolios, as indicated below.

                                              Management                Total
                                             and Portfolio      Other   Annual
   Portfolio                              Administration Fees  Expenses Expenses
--------------------------------------------------------------------------------
   Mutual Discovery Securities Fund.......       .95%*          .11%       1.06%
   Mutual Shares Securities Fund .........       .75%*          .05%        .80%
   Templeton Global Asset Allocation Fund        .80%*          .14%        .94%
   Templeton International Smaller Companies
   Fund ...............                         1.00%*          .06%       1.06%
   Zero Coupon Fund - 20005 ..............       .60%           .03%        .63%
   Zero Coupon Fund - 20055 .............        .62%           .03%        .65%
   Zero Coupon Fund - 20105 .............        .62%           .03%        .65%

 *Includes a .15% Administration Fee which is a direct expense of the Portfolio.

  b) The following footnotes are restated as follows:

   4For the year ended December 31, 1997, Franklin Advisers, Inc. ("Advisers") agreed in advance to waive a portion of its management fees and, if necessary, to pay certain expenses of the Fund. With this reduction, management fees and total annual expenses, including management and portfolio administration fees, paid by the Portfolio represented .43% and .45% of the Portfolio's average net assets, respectively. The voluntary expense reduction was discontinued by Advisers effective January 1, 1999.

   5For the year ended December 31, 1997, Advisers agreed in advance to waive a portion of its management fees and, if necessary, to pay certain expenses of the Fund. With this reduction, management fees and total annual expenses, including management and portfolio administration fees, represented .37% and .40% of each Portfolio's average net assets, respectively. The voluntary expense reduction was discontinued by Advisers effective January 1, 1999.

  c) The Examples shown on pages 8 and 9 are restated for the Portfolios listed below:
   Examples
   You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on your money if you surrender your contract at the end of each time period:
                                      1 Year   3 Years   5 Years  10 Years
--------------------------------------------------------------------------------
   Zero Coupon Fund - 2000 .......     $83     $120      $153      $255
   Zero Coupon Fund - 2005 .......     $83     $121      $154      $257
   Zero Coupon Fund - 2010 .......     $83     $121      $154      $257

   You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on your money, if your Contract is not surrendered or is annuitized:
                                      1 Year   3 Years   5 Years  10 Years
-------------------------------------------------------------------------------
   Zero Coupon Fund - 2000 .......     $23      $69      $119      $255
   Zero Coupon Fund - 2005 .......     $23      $70      $120      $257
   Zero Coupon Fund - 2010 ........... $23      $70      $120      $257

VIII. The following replaces the first sentence under " Section 4. Investment Options":

The Contract offers  twenty-five Class 1 shares of the Portfolios of Franklin
   Valuemark Funds and a Fixed Option of Allianz Life.